Exhibit 99.1
R1 RCM Reports Second Quarter 2022 Results
Murray, Utah - August 3, 2022 - R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months ended June 30, 2022.
Second Quarter 2022 Results:
•Revenue of $391.9 million, up $38.5 million or 10.9% compared to the same period last year
•GAAP net loss of $20.4 million, compared to net income of $18.4 million in the same period last year. GAAP net loss of $20.4 million was primarily driven by $74.4 million of expenses related to completion of the Cloudmed acquisition.
•Adjusted EBITDA of $87.2 million, up $8.4 million or 10.7% compared to the same period last year
“Our team delivered another strong quarter with revenue and adjusted EBITDA at the high end of our expectations,” said Joe Flanagan, chief executive officer of R1. “We are excited to embark on the next chapter of growth for R1 with the Cloudmed acquisition now complete.”
“I’m proud of our team’s continued strong operational execution and the results delivered in the first half of 2022,” added Rachel Wilson, chief financial officer and treasurer. “With the Cloudmed acquisition now complete, we are focused on driving growth to deliver superior long-term value for our customers and shareholders.”
2022 Outlook
For 2022, R1 expects to generate:
•Revenue of between $1,850 million and $1,870 million
•GAAP operating income of $55 million to $65 million
•Adjusted EBITDA of $470 million to $480 million

Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s website at ir.r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, strategic initiatives costs, and certain other items. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.
Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.
Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures, including adjusted EBITDA. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

Forward-Looking Statements
This press release includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) geopolitical, economic, and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, and challenges in the supply chain; (ii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Cloudmed; (iii) the Company’s ability to retain existing customers or acquire new customers; (iv) the development of markets for the Company’s revenue cycle management offering; (v) variability in the lead time of prospective customers; (vi) competition within the market; (vii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (viii) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (ix) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; and (x) the ongoing impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and any other periodic reports that the Company may file with the United States Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com
Contact:
R1 RCM Inc.
Investor Relations:
Atif Rahim
312-324-5476
investorrelations@r1rcm.com

Media Relations:
Natalie Pacini
415-335-7641 Ext. 43
natalie@highwirepr.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	June 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$163.5	$130.1
Accounts receivable, net of $4.3 million and $2.4 million allowance	224.3	131.3
Accounts receivable, net of $0.1 million and $0.1 million allowance - related party	31.3	26.1
Current portion of contract assets	65.6	—
Prepaid expenses and other current assets	86.0	77.2
Total current assets	570.7	364.7
Property, equipment and software, net	120.0	94.7
Operating lease right-of-use assets	103.8	48.9
Non-current portion of contract assets	24.0	—
Non-current portion of deferred contract costs	24.8	23.4
Intangible assets, net	1,616.7	265.4
Goodwill	2,550.8	554.7
Non-current deferred tax assets	9.6	51.8
Other assets	69.8	45.7
Total assets	$5,090.2	$1,449.3
Liabilities
Current liabilities:
Accounts payable	$56.4	$17.7
Current portion of customer liabilities	39.4	41.5
Current portion of customer liabilities - related party	6.5	7.9
Accrued compensation and benefits	108.8	97.0
Current portion of operating lease liabilities	22.2	13.5
Current portion of long-term debt	41.5	17.5
Other accrued expenses	87.9	59.1
Total current liabilities	362.7	254.2
Non-current portion of customer liabilities	5.6	3.3
Non-current portion of customer liabilities - related party	14.7	15.4
Non-current portion of operating lease liabilities	103.8	53.4
Long-term debt	1,749.2	754.9
Non-current deferred tax liabilities	86.7	4.2
Other non-current liabilities	16.9	17.2
Total liabilities	2,339.6	1,102.6

Stockholders’ equity:
Common stock	4.4	3.0
Additional paid-in capital	3,050.2	628.5
Accumulated deficit	(55.3)	(64.3)
Accumulated other comprehensive loss	(11.0)	(5.3)
Treasury stock	(237.7)	(215.2)
Total stockholders’ equity	2,750.6	346.7
Total liabilities and stockholders’ equity	$5,090.2	$1,449.3

Table 2
R1 RCM Inc.
Consolidated Statements of Operations (Unaudited)
(In millions, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net operating fees	$318.3	$285.2	$641.1	$571.3
Incentive fees	29.9	37.5	60.1	66.5
Other	43.7	30.7	76.4	58.2
Net services revenue	391.9	353.4	777.6	696.0
Operating expenses:
Cost of services	310.1	287.0	606.6	554.2
Selling, general and administrative	30.9	29.0	59.8	54.6
Other expenses	88.9	9.8	106.0	22.8
Total operating expenses	429.9	325.8	772.4	631.6
Income (loss) from operations	(38.0)	27.6	5.2	64.4
Net interest expense	6.9	3.4	11.6	7.3
Income (loss) before income tax provision (benefit)	(44.9)	24.2	(6.4)	57.1
Income tax provision (benefit)	(24.5)	5.8	(15.4)	12.9
Net income (loss)	$(20.4)	$18.4	$9.0	$44.2

Net income (loss) per common share:
Basic	$(0.07)	$0.07	$0.03	$(2.16)
Diluted	$(0.07)	$0.06	$0.03	$(2.16)
Weighted average shares used in calculating net income (loss) per common share:
Basic	294,658,635	268,251,790	286,746,902	253,850,972
Diluted	294,658,635	320,832,913	328,169,238	253,850,972

Basic:
Net income (loss)	$(20.4)	$18.4	$9.0	$44.2
Less dividends on preferred shares	—	—	—	(592.3)
Net income (loss) available/allocated to common shareholders - basic	$(20.4)	$18.4	$9.0	$(548.1)
Diluted:
Net income (loss)	$(20.4)	$18.4	$9.0	$44.2
Less dividends on preferred shares	—	—	—	(592.3)
Net income (loss) available/allocated to common shareholders - diluted	$(20.4)	$18.4	$9.0	$(548.1)

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In millions)

	Six Months Ended June 30,
	2022	2021
Operating activities
Net income	$9.0	$44.2
Adjustments to reconcile net income to net cash (used in) provided by operations:
Depreciation and amortization	43.6	35.5
Amortization of debt issuance costs	0.7	0.5
Share-based compensation	21.7	36.5
Loss on disposal and right-of-use asset write-downs	2.7	0.6
Provision for credit losses	0.3	0.2
Deferred income taxes	(17.5)	10.5
Non-cash lease expense	6.0	5.2
Other	1.5	—
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(34.0)	(8.8)
Contract assets	(1.6)	—
Prepaid expenses and other assets	(20.0)	(15.2)
Accounts payable	5.0	2.2
Accrued compensation and benefits	(76.1)	25.0
Lease liabilities	(5.1)	(7.4)
Other liabilities	13.5	(6.9)
Customer liabilities and customer liabilities - related party	(15.2)	6.4
Net cash (used in) provided by operating activities	(65.5)	128.5
Investing activities
Purchases of property, equipment, and software	(42.7)	(18.4)
Acquisition of Cloudmed, net of cash acquired	(847.7)	—
Proceeds from disposal of assets	0.4	2.6
Net cash used in investing activities	(890.0)	(15.8)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	1,016.6	—
Borrowings on revolver	30.0	—
Payment of debt issuance costs	(1.0)	—
Repayment of senior secured debt	(8.8)	(12.9)
Repayments on revolver	(20.0)	—
Payment of contingent consideration liability	—	(4.8)
Inducement of preferred stock conversion	—	(105.0)
Payment of equity issuance costs	(2.0)	—
Exercise of vested stock options	2.5	5.7
Purchase of treasury stock	(0.6)	—
Shares withheld for taxes	(25.1)	(4.5)
Other	(0.1)	—
Net cash provided by (used in) financing activities	991.5	(121.5)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(2.6)	(0.6)
Net increase (decrease) in cash, cash equivalents and restricted cash	33.4	(9.4)
Cash, cash equivalents and restricted cash, at beginning of period	130.1	174.8
Cash, cash equivalents and restricted cash, at end of period	$163.5	$165.4

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended June 30,		2022 vs. 2021 Change		Six Months Ended June 30,		2022 vs. 2021 Change
	2022	2021	Amount	%	2022	2021	Amount	%
Net income (loss)	$(20.4)	$18.4	$(38.8)	(211)%	$9.0	$44.2	$(35.2)	(80)%
Net interest expense	6.9	3.4	3.5	103%	11.6	7.3	4.3	59%
Income tax provision (benefit)	(24.5)	5.8	(30.3)	(522)%	(15.4)	12.9	(28.3)	(219)%
Depreciation and amortization expense	24.7	17.6	7.1	40%	43.6	35.5	8.1	23%
Share-based compensation expense	11.6	23.8	(12.2)	(51)%	21.7	36.5	(14.8)	(41)%
Other expenses	88.9	9.8	79.1	807%	106.0	22.8	83.2	365%
Adjusted EBITDA (non-GAAP)	$87.2	$78.8	$8.4	11%	$176.5	$159.2	$17.3	11%

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of services	$310.1	$287.0	$606.6	$554.2
Less:
Share-based compensation expense	5.1	15.7	9.4	23.0
Depreciation and amortization expense	24.5	16.8	43.1	33.9
Non-GAAP cost of services	$280.5	$254.5	$554.1	$497.3

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Selling, general and administrative	$30.9	$29.0	$59.8	$54.6
Less:
Share-based compensation expense	6.5	8.1	12.3	13.5
Depreciation and amortization expense	0.2	0.8	0.5	1.6
Non-GAAP selling, general and administrative	$24.2	$20.1	$47.0	$39.5

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net operating fees	$318.3	$285.2	$641.1	$571.3
Incentive fees	29.9	37.5	60.1	66.5
Other	43.7	30.7	76.4	58.2
Net services revenue	391.9	353.4	777.6	696.0

Operating expenses:
Cost of services (non-GAAP)	280.5	254.5	554.1	497.3
Selling, general and administrative (non-GAAP)	24.2	20.1	47.0	39.5
Sub-total	304.7	274.6	601.1	536.8

Adjusted EBITDA	$87.2	$78.8	$176.5	$159.2

Table 8
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2022
GAAP Operating Income Guidance	$55-65
Plus:
Depreciation and amortization expense	$160-165
Share-based compensation expense	$80-85
Strategic initiatives, severance and other costs	$165-175
Adjusted EBITDA Guidance	$470-480

Table 9
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	June 30,	December 31,
	2022	2021
Senior Revolver	$90.0	$80.0
Term A Loans	1,226.9	695.6
Term B Loan	500.0	—
Total debt	1,816.9	775.6

Less:
Cash and cash equivalents	163.5	130.1
Net Debt	$1,653.4	$645.5